UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 20, 2004


                            THE PENN TRAFFIC COMPANY
             (Exact name of registrant as specified in its charter)




DELAWARE                            1-9930                   25-0716800
(State or other jurisdiction        (Commission              ( I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


1200 STATE FAIR BOULEVARD, SYRACUSE, NEW YORK        13221-4737
(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:  (315) 453-7284

ITEM 5.           OTHER EVENTS

                  On August 20, 2004 the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The press release of the registrant is attached as Exhibit
99.1 to this report.

                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2004


                                    THE PENN TRAFFIC COMPANY


                                    By: /s/ Francis D. Price, Jr.
                                        ---------------------------------------
                                        Name:   Francis D. Price, Jr.
                                        Title:  Vice President

                                  EXHIBIT LIST


         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release dated August 20, 2004.